Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Shares	Value
COMMON STOCKS† - 2.1%
Financial - 1.9%
Pershing Square Tontine Holdings Ltd. — Class A*,1	213,570	$4,213,736
KKR Acquisition Holdings I Corp. — Class A*,1	91,903	889,621
RXR Acquisition Corp. — Class A*,1	80,641	786,250
AfterNext HealthTech Acquisition Corp.*,1	57,700	569,499
Conyers Park III Acquisition Corp.*,1	53,700	535,389
Waverley Capital Acquisition Corp. 1*,1	51,000	510,000
Soaring Eagle Acquisition Corp. — Class A*,1	46,868	467,274
Acropolis Infrastructure Acquisition Corp.*,1	37,800	374,976
Blue Whale Acquisition Corp. I*,1	31,200	335,400
TPG Pace Beneficial II Corp.*,1	16,600	161,020
Colicity, Inc. — Class A*,1	16,668	160,680
MSD Acquisition Corp. — Class A*,1	13,618	132,639
TPG Pace Solutions Corp.*,1	10,238	101,868
Colicity, Inc.*,1	2,129	20,864
RXR Acquisition Corp.*,1	1,002	9,920
Total Financial		9,269,136
Technology - 0.2%
Matterport, Inc.*	46,500	749,115
Communications - 0.0%
Figs, Inc. — Class A*	3,754	153,951
Energy - 0.0%
SandRidge Energy, Inc.*	9,544	84,942
Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,2	17,838	43,437
Industrial - 0.0%
BP Holdco LLC*,†††,2	15,619	11,011
Vector Phoenix Holdings, LP*,†††	15,619	4,295
Total Industrial		15,306
Total Common Stocks
(Cost $9,808,697)		10,315,887
PREFERRED STOCKS†† - 2.2%
Financial - 2.2%
Equitable Holdings, Inc., 4.30%	140,000	3,525,200
W R Berkley Corp., 4.13% due 03/30/61	96,000	2,582,400
Bank of America Corp., 4.13%	76,000	1,955,480
PartnerRe Ltd., 4.88%	46,000	1,253,960
First Republic Bank, 4.25%	46,000	1,170,240
Selective Insurance Group, Inc., 4.60%	20,000	520,000
Total Financial		11,007,280
Total Preferred Stocks
(Cost $10,600,000)		11,007,280
WARRANTS† - 0.1%
Matterport, Inc.*
Expiring 08/24/27	79,524	462,034
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	23,730	32,145
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	22,975	22,975
Soaring Eagle Acquisition Corp. - Class A
Expiring 12/31/27*,1	9,372	21,368
RXR Acquisition Corp. - Class A
Expiring 03/08/26*,1	16,126	12,901
MSD Acquisition Corp.
Expiring 05/13/23*,1	2,723	3,540
Colicity, Inc. - Class A
Expiring 12/31/27*,1	3,332	2,432
Total Warrants
(Cost $453,054)		557,395
CLOSED-END FUNDS† - 16.2%
BlackRock Taxable Municipal Bond Trust	1,068,586	28,242,728
Nuveen Taxable Municipal Income Fund	534,942	12,506,944
Nuveen AMT-Free Quality Municipal Income Fund	441,210	7,006,415
Nuveen Quality Municipal Income Fund	383,883	6,245,776
Nuveen AMT-Free Municipal Credit Income Fund	311,829	5,672,170
Invesco Municipal Opportunity Trust	293,403	4,116,444
Invesco Trust for Investment Grade Municipals	252,318	3,598,055
Invesco Municipal Trust	240,735	3,391,956
BlackRock MuniVest Fund, Inc.	277,529	2,719,784
Nuveen California Quality Municipal Income Fund	140,274	2,244,384
Invesco Advantage Municipal Income Trust II	175,208	2,226,894
BNY Mellon Strategic Municipals, Inc.	171,537	1,619,309
Eaton Vance Municipal Income Trust	86,288	1,234,781
Total Closed-End Funds
(Cost $74,140,407)		80,825,640
MONEY MARKET FUND† - 0.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	719,189	719,189
Total Money Market Fund
(Cost $719,189)		719,189
	Face Amount~
MUNICIPAL BONDS†† - 74.2%
California - 11.7%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[14]
7.10% due 08/01/40	7,785,000	12,120,037
6.80% due 08/01/30	2,245,000	3,108,245

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
MUNICIPAL BONDS†† - 74.2% (continued)
California - 11.7% (continued)
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33[4]	10,000,000	$10,461,693
Long Beach Unified School District, California, Qualified School Construction Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25[4]	7,500,000	8,386,250
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42	7,500,000	7,763,392
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	4,954,968
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	2,306,850
Hillsborough City School District General Obligation Unlimited
due 09/01/38[5]	1,600,000	983,452
due 09/01/37[5]	1,120,000	721,160
due 09/01/40[5]	500,000	280,260
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,548,916
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[14]
7.25% due 08/01/28	1,025,000	1,279,689
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26[4]	1,000,000	1,189,658
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	750,832
California Housing Finance Revenue Bonds
3.66% due 02/01/29	710,000	740,305
California State University Revenue Bonds
3.90% due 11/01/47[4]	500,000	593,246
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[4]	500,000	582,679
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
3.27% due 03/01/40	250,000	254,520
3.29% due 03/01/41	70,000	70,858
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	273,296
Total California		58,370,306
Texas - 11.1%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[14]
7.09% due 01/01/42[4]	10,020,000	14,179,091
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[4]	8,900,000	9,480,139
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	8,285,510
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	6,800,000	6,910,197
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[4]	6,500,000	6,672,242
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[4]	5,250,000	5,367,206
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	2,440,700
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	2,245,878
Total Texas		55,580,963
Washington - 8.0%
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[14]
7.40% due 04/01/41	6,675,000	10,633,850
7.10% due 04/01/32	3,325,000	4,560,868
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	7,123,963

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
MUNICIPAL BONDS†† - 74.2% (continued)
Washington - 8.0% (continued)
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[14]
6.79% due 07/01/40	4,950,000	$6,511,700
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[14]
6.50% due 05/01/30	5,000,000	6,257,788
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	4,393,786
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	330,157
Total Washington		39,812,112
Pennsylvania - 4.5%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	13,218,486
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[4]	6,895,000	9,171,221
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	185,000	186,367
Total Pennsylvania		22,576,074
New Jersey - 4.5%
New Jersey Turnpike Authority Revenue Bonds, Taxable Build America Bonds[14]
7.10% due 01/01/41[4]	10,000,000	16,185,962
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[4]	3,500,000	3,724,421
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	2,539,091
Total New Jersey		22,449,474
New York - 4.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[14]
8.57% due 11/01/40[4]	10,010,000	14,193,291
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50[4]	4,250,000	4,509,441
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34	2,250,000	2,341,222
Total New York		21,043,954
Illinois - 4.0%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[14]
6.90% due 01/01/40[4]	5,100,000	7,355,924
Illinois, General Obligation Bonds, Taxable Build America Bonds[14]
7.35% due 07/01/35[4]	5,000,000	6,519,028
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[14]
6.74% due 11/01/40[4]	2,990,000	4,321,565
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	1,174,731
6.73% due 04/01/35	200,000	253,896
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	241,251
Total Illinois		19,866,395
Ohio - 3.8%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[4]	8,900,000	9,023,552
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,395,217
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[4]	2,500,000	2,509,268
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	995,000	998,306
Total Ohio		18,926,343
Alabama - 3.3%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds[14]
7.20% due 09/01/38[4]	5,000,000	5,020,805
7.10% due 09/01/35	3,000,000	3,013,021
7.25% due 09/01/40	2,000,000	2,008,229

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
MUNICIPAL BONDS†† - 74.2% (continued)
Alabama - 3.3% (continued)
Auburn University Revenue Bonds
2.68% due 06/01/50[4]	6,500,000	$6,320,114
Total Alabama		16,362,169
West Virginia - 3.2%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[14]
7.65% due 04/01/40	10,000,000	16,054,803
Georgia - 2.6%
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[4]	6,000,000	7,955,594
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,235,677
Total Georgia		13,191,271
Oklahoma - 2.5%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	12,466,170
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	163,988
Total Oklahoma		12,630,158
Indiana - 2.4%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[4]	8,690,000	8,728,104
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[4]	2,920,000	3,189,866
Total Indiana		11,917,970
Michigan - 2.3%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,575,000	3,927,204
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[4]	2,640,000	3,572,772
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[4]	2,510,000	2,519,219
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,004,748
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[4]	415,000	416,796
Total Michigan		11,440,739
Colorado - 1.5%
University of Colorado Revenue Bonds
2.81% due 06/01/48[4]	4,250,000	4,310,365
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28[4]	2,500,000	3,347,769
Total Colorado		7,658,134
South Carolina - 1.5%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[14]
7.33% due 07/01/40	5,000,000	7,355,580
Massachusetts - 1.3%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	3,419,539
2.87% due 07/01/51	750,000	763,289
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46[4]	2,250,000	2,342,347
Total Massachusetts		6,525,175
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	4,492,706
Wisconsin - 0.3%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,668,969
Louisiana - 0.2%
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue Bonds, North Oaks Health System Project, Build America Bonds[14]
7.20% due 02/01/42[4]	1,055,000	1,095,080
Puerto Rico - 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
0.62% (3 Month USD LIBOR + 0.52%, Rate Floor: 0.00%) due 07/01/29[6]	1,000,000	929,401
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	273,990

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
MUNICIPAL BONDS†† - 74.2% (continued)
Arkansas - 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	$260,077
District of Columbia - 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	107,391
Total Municipal Bonds
(Cost $308,462,715)		370,589,234
CORPORATE BONDS†† - 20.1%
Financial - 7.7%
Central Storage Safety Project Trust
4.82% due 02/01/38[4,8]	6,793,920	7,782,058
Wilton RE Ltd.
6.00%†††,7,9,10	3,800,000	4,142,646
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4,7]	2,700,000	2,558,557
Charles Schwab Corp.
4.00%[4,9,10]	2,300,000	2,402,925
Wells Fargo & Co.
3.90%[4,9,10]	2,300,000	2,386,917
Citigroup, Inc.
4.00%[4,9,10]	1,100,000	1,141,250
3.88%[4,9,10]	1,100,000	1,131,625
Home Point Capital, Inc.
5.00% due 02/01/26[4,7]	2,250,000	1,946,250
Kuvare US Holdings, Inc.
7.00% due 02/17/51[7,10]	1,500,000	1,554,624
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[7]	1,500,000	1,537,500
Global Atlantic Finance Co.
4.70% due 10/15/51[7,10]	1,450,000	1,486,437
National Life Insurance Co.
10.50% due 09/15/39[4,7]	900,000	1,468,417
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[4,7]	1,200,000	1,266,560
Kennedy-Wilson, Inc.
5.00% due 03/01/31[4]	1,150,000	1,196,334
NFP Corp.
6.88% due 08/15/28[4,7]	1,100,000	1,128,875
United Wholesale Mortgage LLC
5.50% due 11/15/25[7]	1,100,000	1,127,500
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[4,7]	1,000,000	1,060,864
Pershing Square Holdings, Ltd.
3.25% due 11/15/30[7]	1,000,000	1,025,306
LPL Holdings, Inc.
4.00% due 03/15/29[4,7]	800,000	817,040
QBE Insurance Group Ltd.
5.88%[7,9,10]	650,000	717,698
Hunt Companies, Inc.
5.25% due 04/15/29[7]	600,000	588,000
Total Financial		38,467,383
Consumer, Cyclical - 4.2%
Delta Air Lines, Inc.
7.00% due 05/01/25[4,7]	5,400,000	6,311,582
Marriott International, Inc.
2.85% due 04/15/31[4]	2,930,000	2,989,929
5.75% due 05/01/25[4]	320,000	367,548
United Airlines, Inc.
4.63% due 04/15/29[4,7]	2,200,000	2,282,940
British Airways Class A Pass Through Trust
4.25% due 11/15/32[4,7]	1,283,558	1,375,280
Hyatt Hotels Corp.
5.75% due 04/23/30[4]	1,100,000	1,320,787
Aramark Services, Inc.
6.38% due 05/01/25[4,7]	1,150,000	1,217,333
5.00% due 02/01/28[7]	70,000	72,787
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4,7]	1,000,000	1,055,000
Air Canada
4.63% due 08/15/29[7]	CAD 1,050,000	837,370
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4,7]	600,000	641,250
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4,7]	600,000	624,750
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4,7]	450,000	473,909
Vail Resorts, Inc.
6.25% due 05/15/25[4,7]	400,000	426,200
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[7]	300,000	309,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4,7]	250,000	259,062
Boyd Gaming Corp.
8.63% due 06/01/25[4,7]	175,000	189,840
Boyne USA, Inc.
4.75% due 05/15/29[4,7]	150,000	154,500
Yum! Brands, Inc.
7.75% due 04/01/25[7]	100,000	107,739
Total Consumer, Cyclical		21,016,806
Industrial - 2.8%
Boeing Co.
5.81% due 05/01/50[4]	4,000,000	5,440,603
Artera Services LLC
9.03% due 12/04/25[4,7]	1,050,000	1,147,125
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	986,926
Cellnex Finance Company S.A.
3.88% due 07/07/41[7]	950,000	959,814
JELD-WEN, Inc.
6.25% due 05/15/25[4,7]	850,000	901,000
Deuce FinCo plc
5.50% due 06/15/27	GBP 500,000	691,396
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4,7]	650,000	641,030

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 20.1% (continued)
Industrial - 2.8% (continued)
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4,7]	575,000	$636,812
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4,7]	600,000	630,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4,7]	600,000	619,500
Howmet Aerospace, Inc.
6.88% due 05/01/25[4]	350,000	413,658
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4,7]	400,000	407,700
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4,7]	300,000	309,750
Total Industrial		13,785,314
Consumer, Non-cyclical - 2.3%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	2,103,331
US Foods, Inc.
6.25% due 04/15/25[4,7]	1,300,000	1,369,875
4.75% due 02/15/29[4,7]	350,000	358,312
Altria Group, Inc.
3.70% due 02/04/51[4]	1,500,000	1,452,977
Post Holdings, Inc.
4.50% due 09/15/31[4,7]	1,300,000	1,311,375
CPI CG, Inc.
8.63% due 03/15/26[4,7]	1,000,000	1,090,800
Sotheby's
7.38% due 10/15/27[4,7]	1,000,000	1,061,050
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4,7]	600,000	613,500
Sotheby's/Bidfair Holdings, Inc.
5.88% due 06/01/29[7]	500,000	515,850
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4,7]	350,000	346,500
Sabre GLBL, Inc.
9.25% due 04/15/25[4,7]	300,000	345,750
Rent-A-Center, Inc.
6.38% due 02/15/29[4,7]	250,000	269,375
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4,7]	260,000	252,850
Performance Food Group, Inc.
6.88% due 05/01/25[7]	225,000	239,063
Total Consumer, Non-cyclical		11,330,608
Communications - 1.6%
Corning, Inc.
4.38% due 11/15/57[4]	1,200,000	1,468,011
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[4,7]	1,150,000	1,190,250
Vodafone Group plc
5.13% due 06/04/81[10]	1,100,000	1,137,103
Mav Acquisition Corp.
8.00% due 08/01/29[7]	850,000	835,125
5.75% due 08/01/28[7]	300,000	299,310
AMC Networks, Inc.
4.25% due 02/15/29[4]	750,000	744,375
Altice France S.A.
7.38% due 05/01/26[4,7]	350,000	363,290
5.13% due 07/15/29[7]	350,000	353,857
UPC Broadband Finco BV
4.88% due 07/15/31[4,7]	700,000	714,735
Level 3 Financing, Inc.
5.38% due 05/01/25[4]	572,000	585,156
CSC Holdings LLC
5.25% due 06/01/24	100,000	107,875
Total Communications		7,799,087
Energy - 1.1%
Occidental Petroleum Corp.
7.00% due 11/15/27[4]	2,000,000	2,260,000
ITT Holdings LLC
6.50% due 08/01/29[7]	1,100,000	1,122,000
NuStar Logistics, LP
6.38% due 10/01/30[4]	1,000,000	1,105,720
Cenovus Energy, Inc.
3.95% due 04/15/22[4]	250,000	253,177
4.00% due 04/15/24	195,000	208,510
Buckeye Partners, LP
4.35% due 10/15/24[4]	250,000	262,383
CVR Energy, Inc.
5.75% due 02/15/28[7]	125,000	123,417
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	113,407
Total Energy		5,448,614
Technology - 0.4%
Oracle Corp.
3.95% due 03/25/51[4]	1,100,000	1,219,140
NCR Corp.
5.13% due 04/15/29[4,7]	500,000	518,419
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[4,7]	300,000	303,000
Total Technology		2,040,559
Basic Materials - 0.0%
Arconic Corp.
6.00% due 05/15/25[7]	200,000	211,710
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,15]	96,316	4,816
Total Basic Materials		216,526
Total Corporate Bonds
(Cost $94,051,172)		100,104,897
SENIOR FLOATING RATE INTERESTS††,6 - 11.4%
Consumer, Cyclical - 2.7%
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	1,229,787

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 11.4% (continued)
Consumer, Cyclical - 2.7% (continued)
SP PF Buyer LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,193,893	$1,173,370
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,147,125	1,154,294
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	882,945	867,020
7.19% (3 Month USD LIBOR + 6.00% and Commercial Prime Lending Rate + 5.00%, Rate Floor: 7.00%) due 01/29/27†††	141,936	139,376
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28†††	997,500	1,001,241
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28	997,500	992,762
TTF Holdings Intermediate LLC
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28†††	937,500	935,156
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	915,046	870,273
EnTrans International LLC
6.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	806,286	743,799
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	700,000	691,747
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	600,000	600,498
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	548,625	550,512
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	500,000	495,000
ImageFIRST Holdings LLC
5.25% (2 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	488,889	487,056
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	480,576	479,468
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	303,916	303,536
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	34,111
Sovos Brands Intermediate, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/08/28	250,000	250,312
BRE/Everbright M6 Borrower LLC
due 08/19/26	150,000	149,250
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	145,477	145,254
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	100,000	108,000
BBB Industries LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	38,803	38,694
Total Consumer, Cyclical		13,440,516
Consumer, Non-cyclical - 2.7%
Valeo F1 Company Ltd.
5.32% (3 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 08/27/27	GBP 1,092,857	1,499,895
5.62% (3 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 08/27/27	GBP 607,143	833,275
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	1,343,250	1,308,836
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27	1,094,500	1,097,236
Women's Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,100,000	1,095,193

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 11.4% (continued)
Consumer, Non-cyclical - 2.7% (continued)
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	1,098,343	$1,094,916
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,100,000	1,089,000
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,142,813	1,088,529
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,091,495	1,053,292
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	997,775	998,404
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	700,000	698,250
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	598,500	580,210
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	497,423	496,179
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 06/23/28	500,000	495,000
Total Consumer, Non-cyclical		13,428,215
Industrial - 2.3%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	1,856,272	1,856,272
Waterlogic USA Holdings, Inc.
due 08/04/28	1,250,000	1,247,663
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,150,000	1,146,412
NA Rail Hold Co. LLC
4.65% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	1,092,875	1,091,509
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	995,000	991,896
Fortis Solutions Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††	997,500	987,525
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	843,917	835,588
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	721,883	721,110
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	851,051	655,309
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	600,000	604,500
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	550,000	544,500
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	388,676	385,155
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	347,508	344,032
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	149,625	149,251
Pro Mach Group, Inc.
due 08/31/28	129,050	129,132
Total Industrial		11,689,854
Technology - 1.6%
Sitecore Holding III A/S
7.00% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) (in-kind rate was 0.75%) due 03/12/26†††,11	EUR 610,967	711,803
7.50% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	274,155	270,438
8.25% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) (in-kind rate was 0.75%) due 03/12/26†††,11	218,418	215,457
Transact Holdings, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,190,193	1,176,434

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 11.4% (continued)
Technology - 1.6% (continued)
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	1,144,250	$1,145,680
Aston FinCo SARL
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 800,000	1,082,485
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	1,000,000	1,002,220
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	997,500	985,031
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26	597,000	595,508
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	417,078	411,814
24-7 Intouch, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	291,750	291,385
Taxware Holdings (Sovos Compliance LLC)
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	213,185	213,825
Total Technology		8,102,080
Financial - 1.3%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD 2,025,000	1,599,542
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 750,000	599,113
PAI Holdco, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27	1,097,250	1,095,878
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	997,462	985,991
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	930,000	929,768
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	815,445	817,997
Eisner Advisory Group
6.25% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 07/28/28	318,182	316,193
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	300,000	300,249
Total Financial		6,644,731
Utilities - 0.3%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	1,101,654	1,094,306
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	234,247	211,364
Total Utilities		1,305,670
Communications - 0.2%
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	1,147,125	1,144,257
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	12,691	12,683
Total Communications		1,156,940
Energy - 0.2%
Matador Bidco SARL
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	493,750	493,340
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	447,705	423,082
Total Energy		916,422
Basic Materials - 0.1%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	698,250	696,505
Total Senior Floating Rate Interests
(Cost $57,332,721)		57,380,933
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.1%
Government Agency - 3.0%
Uniform MBS 30 Year
due 10/14/21[6]	14,200,000	14,722,844

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.1% (continued)
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.91% (WAC) due 11/25/55[6,7,12]	7,018,591	$471,592
2015-R1, 5.50% (WAC) due 11/25/52[6,8]	89,453	92,457
Total Military Housing		564,049
Total Collateralized Mortgage Obligations
(Cost $15,363,611)		15,286,893
ASSET-BACKED SECURITIES†† - 2.5%
Infrastructure - 0.9%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[7]	4,000,000	4,363,225
Collateralized Loan Obligations - 0.8%
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 3.28% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/20/32[6,7]	1,000,000	1,002,923
Venture XX CLO Ltd.
2015-20A, 6.43% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[6,7]	900,000	793,466
First Eagle Clarendon Fund CLO LLC
2015-1A, 4.48% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	500,000	499,935
WhiteHorse X Ltd.
2015-10A, 5.43% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	500,000	446,178
WhiteHorse VIII Ltd.
2014-1A, 4.68% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	500,000	406,631
Staniford Street CLO Ltd.
2014-1A, 3.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[6,7]	250,000	249,363
Adams Mill CLO Ltd.
2014-1A, 5.13% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	250,000	243,890
Avery Point V CLO Ltd.
2014-5A, 5.03% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%) due 07/17/26[6,7]	250,000	214,181
BNPP IP CLO Ltd.
2014-2A, 5.38% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	265,791	198,014
Total Collateralized Loan Obligations		4,054,581
Transport-Aircraft - 0.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[7,13]	1,339,202	1,339,533
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[7]	1,098,118	1,101,451
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[7]	875,239	949,091
Total Transport-Aircraft		3,390,075
Financial - 0.1%
KKR Core Holding Company LLC
4.00% due 07/15/31†††	320,000	319,235
KKR Core Holding Company LLC
4.00% due 07/15/31	1,280,000	–
Total Financial		319,235
Total Asset-Backed Securities
(Cost $11,125,427)		12,127,116
Total Investments - 132.0%
(Cost $582,056,993)		$ 658,914,464
Collateralized Mortgage Obligations Sold Short†† - (3.0)%
Government Agency - (3.0)%
Uniform MBS 30 Year
3.50% due 10/14/21	14,200,000	(15,033,128)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $15,018,719)		(15,033,128)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Contracts	Value
LISTED OPTIONS WRITTEN† - (0.0)%
Call options on:

Equity options
Matterport, Inc. Expiring March 2022 with strike price of $17.50 (Notional Value $177,210)	110	$ (29,975)
Matterport, Inc. Expiring March 2022 with strike price of $15.00 (Notional Value $571,905)	355	(127,800)
Total Equity options		(157,775)
Total Listed Options Written
(Premiums received $168,845)		(157,775)
Other Assets & Liabilities, net - (29.0)%		(144,426,434)
Total Net Assets - 100.0%		$ 499,297,127

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31	$5,200,000	$(125,944)	$(238)	$(125,706)

Forward Foreign Currency Exchange Contracts††

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A	GBP	Sell	3,898,000	5,405,318 USD	09/16/2021	$45,247
Barclays Bank plc	CAD	Sell	3,857,000	3,083,444 USD	09/16/2021	25,396
Barclays Bank plc	EUR	Sell	613,000	720,070 USD	09/16/2021	(4,133)
						$66,510

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of August 31, 2021.
[4]	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of August 31, 2021, the total value of securities segregated was $205,280,511.
[5]	Zero coupon rate security.
[6]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $71,106,433 (cost $68,061,093), or 14.2% of total net assets.

[8]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,879,331 (cost $7,205,772), or 1.6% of total net assets — See Note 6.
[9]	Perpetual maturity.
[10]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[11]	Payment-in-kind security.
[12]	Security is an interest-only strip.
[13] [14] [15]

Security is a step down bond, with a 3.97% coupon rate until November 14, 2026. Futures rate will be 2.00% commencing on November 15, 2026.

Taxable municipal bond issued as part of the Build America Bond program.

Security is in default of interest and/or principal obligations.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

BofA — Bank of America
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée USD —- United States Dollar WAC — Weighted Average Coupon
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust's investments at August 31, 2021 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 10,257,144	$ —	$ 58,743	$ 10,315,887
Preferred Stocks	—	11,007,280	—	11,007,280
Warrants	557,395	—	—	557,395
Closed-End Funds	80,825,640	—	—	80,825,640
Money Market Fund	719,189	—	—	719,189
Municipal Bonds	—	370,589,234	—	370,589,234
Corporate Bonds	—	94,975,325	5,129,572	100,104,897
Senior Floating Rate Interests	—	47,363,204	10,017,729	57,380,933
Collateralized Mortgage Obligations	—	15,286,893	—	15,286,893
Asset-Backed Securities	—	11,807,881	319,235	12,127,116
Forward Foreign Currency Exchange Contracts*	—	70,643	—	70,643
Total Assets	$ 92,359,368	$ 551,100,460	$ 15,525,279	$ 658,985,107

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$ —	$ 15,033,128	$ —	$ 15,033,128
Options Written	157,775	—	—	157,775
Interest Rate Swap Agreements*	—	125,706	—	125,706
Forward Foreign Currency Exchange Contracts*	—	4,133	—	4,133
Unfunded Loan Commitments (Note 5)	—	—	503,768	503,768
Total Liabilities	$ 157,775	$ 15,162,967	$ 503,768	$ 15,824,510
* This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $103,493,785 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$319,235	Third Party Pricing	Trade price	—	—
Common Stocks	58,743	Enterprise Value	Valuation Multiple	2.1x-12.9x	5.6x
Corporate Bonds	4,142,646	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	986,926	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	6,346,642	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,683,562	Yield Analysis	Yield	5.3% - 7.6%	7.1%
Senior Floating Rate Interests	987,525	Model Price	Market Comparable Yields	6.5%	—
Total Assets	$15,525,279
Liabilities:
Unfunded Loan Commitments	$503,768	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Significant changes in a quote, yield, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2021, the Trust had securities with a total value of $1,001,241 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,693,143 transfer into Level 2 from Level 3 due to the availability of current reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2021:

		Assets				Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$-	$5,054,440	$13,573,617	$70,029	$18,698,086	$(237,108)
Purchases/(Receipts)	320,000	-	215,927	-	535,927	(545,318)
(Sales, maturities and paydowns)/Fundings	-	-	(2,810,604)	-	(2,810,604)	42,141
Amortization of premiums/discounts	-	-	20,687	-	20,687	-
Total realized gains (losses) included in earnings	-	-	35,327	-	35,327	304,848
Total change in unrealized appreciation (depreciation) included in earnings	(765)	75,132	(325,323)	(11,286)	(262,242)	(68,331)
Transfers into Level 3	-	-	1,001,241	-	1,001,241	-
Transfers out of Level 3	-	-	(1,693,143)	-	(1,693,143)	-
Ending Balance	$319,235	$5,129,572	$10,017,729	$58,743	$15,525,279	$(503,768)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2021	$(765)	$75,132	$(111,918)	$(11,286)	$(48,837)	$36,438

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/21	Shares 08/31/21
Common Stocks
BP Holdco LLC*	$5,507	$–	$–	$–	$5,504	$11,011	15,619
Targus Group International Equity, Inc.*	41,460	–	–	–	1,977	43,437	17,838
	$46,967	$–	$–	$–	$7,481	$54,448

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Note 1 –Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust's securities and/or other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter ("OTC") options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Trust is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day's spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the Trust raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Short Sales

A short sale is a transaction in which the Trust sells a security it does not own. If the security sold short decreases in price between the time the Trust sells the security and closes its short position, the Trust will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Trust will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For the Trust utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally central-cleared, but central clearing does not make interest rate swap transactions risk free.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 566,869,429	$ 78,349,110	$ (1,554,174)	$ 76,794,936

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of August 31, 2021. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2021, were as follows:

Borrower	Maturity Date		Face Amount*	Value

CapStone Acquisition Holdings, Inc.	11/12/27		334,400	$2,948
Datix Bidco Ltd.	09/22/21	GBP	300,000	–
DG Investment Intermediate Holdings 2, Inc.	03/31/28		28,117	30
Eisner Advisory Group	08/13/28		31,818	199
HighTower Holding LLC	04/21/28		70,000	17
ImageFIRST Holdings LLC	04/27/28		111,111	417
Jones Deslauriers Insurance Management, Inc.	03/26/29	CAD	75,000	–
MB2 Dental Solutions LLC	01/29/27		172,726	3,115
Medline Industries, Inc.	08/06/22		1,250,000	–
National Mentor Holdings, Inc.	03/02/28		49,133	227
Polaris Newco LLC	06/04/26		2,350,000	301,212
Pro Mach Group, Inc.	08/12/28		20,950	–
SeaPort Financing LLC	10/31/23		2,250,000	69,726
Sitecore Holding III A/S	10/04/21		245,926	–
Taxware Holdings (Sovos Compliance LLC)	08/11/28		36,815	–
TricorBraun Holdings, Inc.	03/03/28		156,083	1,540
Venture Global Calcasieu Pass LLC	08/19/26		285,999	15,730
Vertical (TK Elevator)	01/29/27	EUR	1,000,000	108,607
				$503,768

* The face amount is denominated in U.S. dollars unless otherwise indicated.

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$7,029,102	$7,782,058
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.50% (WAC), due 11/25/52[2]	09/10/19	89,453	92,457
Mirabela Nickel Ltd.
9.50% due 06/24/19[3]	12/31/13	87,217	4,816
		$7,205,772	$7,879,331

[1]	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements.
[2]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[3]	Security is in default of interest and /or principal obligations.

Note 7 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Trust’s investments and a shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

OTHER INFORMATION (Unaudited)	August 31, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.